                                                             Exhibit 99

MEDIA:
- ------
Jonathan Williams
(412) 762-4550

INVESTORS:
- ----------
William H. Callihan
(412) 762-8257

            PNC BANK CORP. EARNS $137.0 MILLION IN SECOND QUARTER

        PITTSBURGH, July 20, 1995 -- PNC Bank Corp. (NYSE: PNC) today reported 1995 second quarter net income of $137.0 million, or $.59 per fully diluted share, compared with $187.8 million, or $.79 per fully diluted share, a year ago. Return on average assets and return on average common shareholders' equity were .89 percent and 12.59 percent, respectively, and the after-tax profit margin was 22 percent. Earnings for the second quarter of 1995 increased approximately 9 percent when compared with first quarter net income of $125.7 million or $.54 per share.

        Thomas H. O'Brien, chairman and chief executive officer, said "PNC Bank's results for the quarter are consistent with our expectations and reflect strategic actions taken to reduce the corporation's historic reliance on wholesale funding and investment activities. In addition to significantly increasing our market share in Philadelphia and New Jersey, our recently announced merger with Midlantic provides us with a unique opportunity to increase core retail funding and accelerate our balance sheet initiatives."

                                    -more-

       PNC Bank Corp. Earns $137.0 Million in Second Quarter -- Page 2

        Taxable-equivalent net interest income totaled $370.6 million in the second quarter of 1995 compared with $501.4 million a year ago. The net interest margin was 2.58 percent compared with 2.72 percent in the first quarter of 1995 and 3.58 percent in the second quarter of 1994.

        Noninterest income, excluding securities transactions, increased $29.0 million or 12.7 percent to $257.3 million in the second quarter of 1995 compared with the year-earlier period. Investment management and trust income increased $24.0 million to $97.5 million. The BlackRock acquisition contributed approximately $18 million of the increase with the remainder attributable to new business and an increase in the value of managed assets. Discretionary assets totaled $84.1 billion at June 30, 1995 compared with $53.6 billion at June 30, 1994. Service charges, fees and commissions decreased $3.2 million to $89.0 million reflecting the impact of the corporation's credit card alliance which was effective May 1, 1995.

        Mortgage banking income increased 18.8 percent to $50.7 million compared with $42.7 million in the second quarter of 1994. Gains from originated mortgage servicing rights totaling $12.1 million in the second quarter of 1995 more than offset a modest decline in servicing revenue and lower gains on sales of servicing. During the quarter, the corporation adopted Statement of Financial Accounting Standard No. 122, "Accounting for Mortgage Servicing Rights," which provides for the immediate recognition of the value of originated mortgage servicing rights.

        Noninterest expense increased 1.9 percent to $426.4 million for the second quarter of 1995 compared with the year-earlier period. Excluding acquisitions, noninterest expense declined 5.5 percent in the comparison, reflecting the corporation's continued emphasis on developing alternative lower-cost delivery systems and reducing the cost of traditional banking operations.

        Net income for the first six months of 1995 totaled $262.6 million or $1.13 per fully diluted share, compared with $393.5 million and $1.65, respectively, for the first six months of 1994.

                                    -more-

       PNC Bank Corp. Earns $137.0 Million in Second Quarter -- Page 3

        The corporation's asset quality remained strong during the quarter. The allowance for credit losses was $961 million at June 30, 1995 and, as a percent of nonperforming loans, was 312 percent compared with 267 percent at June 30, 1994. Nonperforming assets totaled $446 million at June 30, 1995 compared with $544 million at June 30, 1994.

        The ratio of nonperforming assets to total loans and foreclosed assets was 1.21 percent at June 30, 1995 compared with 1.55 percent a year ago. Net charge-offs totaled $20 million in the second quarter of 1995 compared with $29 million in the year-earlier period.

        Average assets for the second quarter of 1995 totaled $61.9 billion compared with $59.6 billion in the second quarter last year. Securities declined $2.0 billion on average in the comparison reflecting the strategic initiative to downsize this portfolio. Loan outstandings for the second quarter of 1995 averaged $36.2 billion. Excluding acquisitions, average loans increased
2.4 percent and 8.1 percent compared with the first quarter of 1995 and the second quarter of 1994, respectively. Average loans for the current quarter represented 63.2 percent of average earning assets compared with 58.0 percent a year ago.

        At June 30, 1995, the leverage capital ratio was 6.29 percent, and Tier I and total risk-based capital ratios are estimated to be 8.1 percent and 11.6 percent, respectively. Common shares outstanding totaled 227.9 million and
233.2 million at June 30, 1995 and December 31, 1994, respectively, reflecting the impact of the corporation's share repurchase program.

        In July 1995 the corporation entered into a definitive merger agreement with Midlantic Corporation, a regional bank holding company headquartered in Edison, New Jersey. At June 30, 1995, Midlantic had assets and deposits of approximately $13.7 billion and $10.9 billion, respectively. Under terms of the agreement, PNC Bank Corp. will exchange 2.05 shares of its common stock for each share of Midlantic common stock. The transaction is valued at approximately $3 billion and will be accounted for as a pooling of interests. The merger is targeted to be completed by year-end 1995, pending approval by shareholders of both companies and various regulatory agencies.

                                    -more-

       PNC Bank Corp. Earns $137.0 Million in Second Quarter -- Page 4

        PNC Bank Corp., headquartered in Pittsburgh, is one of the largest financial services organizations in the United States. It operates consumer banking offices across Pennsylvania, Delaware, Ohio, Kentucky and Indiana and mortgage offices in 30 states. PNC Bank's major businesses include corporate banking; consumer banking; private banking; mortgage banking; and trust and mutual fund asset management.

                          [TABULAR MATERIAL FOLLOWS]

PNC BANK CORP. AND SUBSIDIARIES
Consolidated Financial Highlights


                                                                        Three months ended               Six months ended
                                                                             June 30                          June 30
                                                                     -------------------------       ---------------------------
                                                                         1995             1994             1995             1994
- ------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL PERFORMANCE (Dollars in thousands, except per share data)
Net interest income (taxable-equivalent basis)                       $370,571         $501,363         $762,739        $1,007,167
Net income                                                            136,988          187,845          262,639           393,534
Fully diluted earnings per common share                                   .59              .79             1.13              1.65
Return on average total assets                                            .89%            1.26%             .86%             1.34%
Return on average common shareholders' equity                           12.59            17.70            12.16             18.51
Net interest margin                                                      2.58             3.58             2.65              3.63
After-tax profit margin                                                 21.55            25.75            20.76             26.34
Overhead ratio                                                          67.09            57.33            68.29             56.57

SELECTED AVERAGE BALANCES (In millions)
Assets                                                                $61,918           $59,625          $61,806           $59,297
Earnings assets                                                        57,220            56,062           57,333            55,625
Loans, net of unearned income                                          36,191            32,531           35,755            32,278
Securities                                                             19,858            21,859           20,378            21,550
Deposits                                                               33,787            32,252           33,422            31,996
Shareholders' equity                                                    4,369             4,268            4,363             4,299
==================================================================================================================================


                                                                      June 30         March 31      December 31          June 30
                                                                         1995             1995             1995             1994
- ------------------------------------------------------------------------------------------------------------------------------------
SELECTED RATIOS
Capital
 Leverage                                                               6.29%             6.26%            6.59%            6.99%
 Common shareholders' equity to total assets                            7.04              7.04             6.82             6.77
 Average common shareholders' equity to average total assets            7.03              7.03             7.09             7.22
Asset quality
 Net charge-offs to average loans                                        .23               .24              .29              .32
 Nonperforming loans to total loans                                      .84               .85              .90             1.11
 Nonperforming assets to total loans and foreclosed assets              1.21              1.25             1.25             1.55
 Allowance for credit losses to total loans                             2.62              2.75             2.83             2.97
 Allowance for credit losses to nonperforming loans                   311.53           324.94           314.17           267.09
Book value per common share
 As reported                                                           $19.38           $19.08           $18.76           $18.37
 Excluding net unrealized securities losses                             19.56            19.36            19.26            19.02
===================================================================================================================================

                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 6
Condensed Consolidated Statement of Income



                                                                        Three months ended                Six months ended
                                                                              June 30                          June 30
                                                                    --------------------------       ---------------------------
In thousands, except per share data                                      1995             1994             1995             1994
- ------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans and fees on loans                                              $737,967         $594,011       $1,445,006       $1,166,847
Securities                                                            283,364          316,647          578,787          612,455
Other                                                                  21,308           24,336           42,929           50,796
- ------------------------------------------------------------------------------------------------------------------------------------
 Total interest income                                              1,042,639          934,994        2,066,722        1,830,098
INTEREST EXPENSE
Deposits                                                              320,284          217,512          612,618          417,516
Borrowed funds                                                        214,908          110,574          418,867          207,311
Notes and debentures                                                  145,119          113,949          288,935          214,971
- ------------------------------------------------------------------------------------------------------------------------------------
 Total interest expense                                               680,311          442,035        1,320,420          839,798
- ------------------------------------------------------------------------------------------------------------------------------------
 Net interest income                                                  362,328          492,959          746,302          990,300
Provision for credit losses                                                             25,030                            50,045
- ------------------------------------------------------------------------------------------------------------------------------------
 Net interest income less provision for credit losses                 362,328          467,929          746,302          940,255
NONINTEREST INCOME
Investment management and trust                                        97,509           73,494          176,649          146,461
Service charges, fees and commissions                                  88,984           92,205          180,408          180,041
Mortgage banking                                                       50,670           42,658           95,320           80,363
Net securities gains (losses)                                           7,782              (85)           9,036           30,307
Other                                                                  20,089           19,968           40,734           49,619
- ------------------------------------------------------------------------------------------------------------------------------------
 Total noninterest income                                             265,034          228,240          502,147          486,791
NONINTEREST EXPENSE
Staff expense                                                         204,590          203,972          406,448          410,871
Net occupancy and equipment                                            67,909           66,860          136,759          132,142
Other                                                                 153,904          147,463          320,575          302,128
- ------------------------------------------------------------------------------------------------------------------------------------
 Total noninterest expense                                            426,403          418,295          863,782          845,141
- ------------------------------------------------------------------------------------------------------------------------------------
 Income before income taxes                                           200,959          277,874          384,667          581,905
Applicable income taxes                                                63,971           90,029          122,028          188,371
- ------------------------------------------------------------------------------------------------------------------------------------
 Net income                                                          $136,988         $187,845         $262,639         $393,534
====================================================================================================================================
EARNINGS PER COMMON SHARE
Primary                                                                  $.59             $.79            $1.13            $1.66
Fully diluted                                                             .59              .79             1.13             1.65
CASH DIVIDENDS DECLARED PER COMMON SHARE                                  .35              .32              .70              .64
AVERAGE COMMON SHARES OUTSTANDING
Primary                                                               230,178          237,241          231,388          236,974
Fully diluted                                                         231,960          239,086          233,412          238,887
====================================================================================================================================

                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                         Page 7
Details of Net Interest Income

                                                              Three months ended                        Six months ended
                                                                   June 30                                   June 30
Taxable-equivalent basis                                -----------------------------             -----------------------------
In thousands                                                   1995              1994                    1995              1994
- ------------------------------------------------------------------------------------------------------------------------------------
Net interest income before swaps and caps
  Interest income                                        $1,065,165          $906,004              $2,109,929        $1,761,162
  Loan fees                                                  18,922            16,090                  35,492            34,779
  Taxable-equivalent adjustment                               8,243             8,404                  16,437            16,867
- ------------------------------------------------------------------------------------------------------------------------------------
    Total interest income                                 1,092,330           930,498               2,161,858         1,812,808
  Interest expense                                          671,750           468,528               1,308,342           901,699
- ------------------------------------------------------------------------------------------------------------------------------------
    Net interest income before swaps and caps               420,580           461,970                 853,516           911,109
Effect of swaps and caps on
  Interest income                                           (41,448)           12,900                 (78,699)           34,157
  Interest expense                                            8,561           (26,493)                 12,078           (61,901)
- ------------------------------------------------------------------------------------------------------------------------------------
    Total swaps and caps                                    (50,009)           39,393                 (90,777)           96,058
- ------------------------------------------------------------------------------------------------------------------------------------
    Net interest income                                  $  370,571          $501,363              $  762,739        $1,007,167
====================================================================================================================================


Three months ended
Taxable-equivalent basis                       June 30           March 31        December 31       September 30            June 30
In thousands                                      1995               1995               1994               1994               1994
- ------------------------------------------------------------------------------------------------------------------------------------
Net interest income before swaps and caps
  Interest income                           $1,065,165         $1,044,764         $1,026,612         $  978,784           $906,004
  Loan fees                                     18,922             16,570             15,011             19,543             16,090
  Taxable-equivalanet adjustment                 8,243              8,194              8,371              8,285              8,404
- ------------------------------------------------------------------------------------------------------------------------------------
    Total interest income                    1,092,330          1,069,528          1,049,994          1,006,612            930,498
  Interest expense                             671,750            636,592            598,060            527,250            468,528
- ------------------------------------------------------------------------------------------------------------------------------------
    Net interest income before
      swaps and caps                           420,580            432,936            451,934            479,362            461,970
Effect of swaps and caps on
  Interest income                              (41,448)           (37,251)           (17,478)             9,242             12,900
  Interest expense                               8,561              3,517              1,734            (14,636)           (26,493)
- ------------------------------------------------------------------------------------------------------------------------------------
    Total swaps and caps                       (50,009)           (40,768)           (19,212)            23,878             39,393
- ------------------------------------------------------------------------------------------------------------------------------------
    Net interest income                     $  370,571         $  392,168         $  432,722         $  503,240           $501,363
====================================================================================================================================

                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                        Page 8
Details of Net Interest  Margin


                                                                 Three months ended                         Six months ended
                                                                       June 30                                   June 30
                                                               -----------------------                    ----------------------
Taxable-equivalent basis                                        1995              1994                    1995              1994
- ------------------------------------------------------------------------------------------------------------------------------------
Interest rate spread before swaps and caps
  Book-basis yield on earning assets                            7.42%             6.48%                   7.36%             6.36%
  Effect of loan fees                                            .13               .11                     .12               .13
  Taxable-equivalent adjustment                                  .06               .06                     .06               .06
- ------------------------------------------------------------------------------------------------------------------------------------
    Taxable-equivalent yield on earning assets                  7.61              6.65                    7.54              6.55
  Rate on interest-bearing liabilities                          5.37              3.90                    5.25              3.80
- ------------------------------------------------------------------------------------------------------------------------------------
   Interest rate spread before swaps and caps                   2.24              2.75                    2.29              2.75
Effect of
  Noninterest-bearing sources                                    .69               .52                     .68               .50
  Interest rate swaps and caps on
    Interest income                                             (.28)              .09                    (.27)              .12
    Interest expense                                             .07              (.22)                    .05              (.26)
- ------------------------------------------------------------------------------------------------------------------------------------
      Total swaps and caps                                      (.35)              .31                    (.32)              .38
- ------------------------------------------------------------------------------------------------------------------------------------
      Net interest margin                                       2.58%             3.58%                   2.65%             3.63%
====================================================================================================================================


                                               June 30           March 31        December 31       September 30            June 30
Taxable-equivalent basis                          1995               1995               1994               1994               1994
- ------------------------------------------------------------------------------------------------------------------------------------
Interest rate spread before swaps and caps
  Book-basis yield on earnings assets             7.42%              7.29%              6.91%              6.69%              6.48%
  Effect of loan fees                              .13                .11                .10                .13                .11
  Taxable-equivalanet adjustment                   .06                .06                .06                .06                .06
- ------------------------------------------------------------------------------------------------------------------------------------
    Taxable-equivalent yield on earnings assets   7.61               7.46               7.07               6.88               6.65
  Rate on interest-bearing liabilities            5.37               5.13               4.64               4.16               3.90
- ------------------------------------------------------------------------------------------------------------------------------------
    Interest rate spread before swaps and caps    2.24               2.33               2.43               2.72               2.75
Effect of
  Noninterest-bearing sources                      .69                .67                .62                .55                .52
  Interest rate swaps and caps on
    Interest income                               (.28)              (.25)              (.12)               .06                .09
    Interest expense                               .07                .03                .01               (.12)              (.22)
- ------------------------------------------------------------------------------------------------------------------------------------
      Total swaps and caps                        (.35)              (.28)              (.13)               .18                .31
- ------------------------------------------------------------------------------------------------------------------------------------
      Net interest margin                         2.58%              2.72%              2.92%              3.45%              3.58%
====================================================================================================================================

                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                       Page 9
Details of Noninterest Income


NONINTEREST INCOME
                                                      Three months ended                               Six months ended
                                                           June 30                                           June 30
                                               ---------------------------------                -------------------------------
In thousands                                       1995                     1994                    1995                   1994
- ------------------------------------------------------------------------------------------------------------------------------------
Investment management and trust
 Trust                                         $ 62,229                 $ 49,406                $113,196               $ 98,805
 Mutual funds                                    32,280                   24,088                  63,453                 47,656
- ------------------------------------------------------------------------------------------------------------------------------------
  Total investment management and trust          97,509                   73,494                 176,649                146,461

Service charges, fees and commissions
 Deposit account and corporate services          38,796                   42,484                  78,338                 82,225
 Credit card and merchant services               10,094                   13,878                  24,269                 26,797
 Brokerage                                       10,818                    8,545                  20,061                 17,223
 Corporate finance                               11,545                   10,547                  22,252                 21,227
 Other services                                  17,731                   16,751                  35,488                 32,569
- ------------------------------------------------------------------------------------------------------------------------------------
  Total service charges, fees and commissions    88,984                   92,205                 180,408                180,041
Mortgage banking
 Servicing                                       29,761                   30,825                  60,884                 60,702
 Sales of servicing                               9,672                   11,445                  21,930                 16,590
 Marketing                                       11,237                      388                  12,506                  3,071
- ------------------------------------------------------------------------------------------------------------------------------------
  Total mortgage banking                         50,670                   42,658                  95,320                 80,363

Other                                            20,089                   19,968                  40,734                 49,619
- ------------------------------------------------------------------------------------------------------------------------------------
  Total noninterest income before
    securities transactions                     257,252                  228,325                 493,111                456,484
Net securities gains (losses)                     7,782                      (85)                  9,036                 30,307
- ------------------------------------------------------------------------------------------------------------------------------------
  Total                                        $265,034                 $228,240                $502,147               $486,791
====================================================================================================================================

Three months ended                             June 30           March 31        December 31       September 30            June 30
In thousands                                      1995               1995               1994               1994               1994
- ------------------------------------------------------------------------------------------------------------------------------------
Investment management and trust
  Trust                                       $ 62,229           $ 50,967           $ 47,402           $ 47,853           $ 49,406
  Mutual funds                                  35,280             28,173             25,835             24,501             24,088
- ------------------------------------------------------------------------------------------------------------------------------------
    Total investment management and trust       97,509             79,140             73,237             72,354             73,494
Service charges, fees and commissions
  Deposit account and corporate services        38,796             39,542             40,064             41,931             42,484
  Credit card and merchant services             10,094             14,175             15,500             13,723             13,878
  Brokerage                                     10,818              9,243              9,010              9,306              8,545
  Corporate finance                             11,545             10,707             11,414             12,075             10,547
  Other services                                17,731             17,757             19,023             18,059             16,751
- ------------------------------------------------------------------------------------------------------------------------------------
    Total service charges, fees
      and commissions                           88,984             91,424             95,011             95,094             92,205
Mortgage banking
  Servicing                                     29,761             31,123             28,636             32,439             30,825
  Sales of servicing                             9,672             12,258              9,235             34,747             11,445
  Marketing                                     11,237              1,269              1,403             11,725                388
- ------------------------------------------------------------------------------------------------------------------------------------
    Total mortgage banking                      50,670             44,650             39,274             78,911             44,658
Other                                           20,089             20,645             18,253             28,942             19,968
- ------------------------------------------------------------------------------------------------------------------------------------
    Total noninterest income before
      securities transactions                  257,252            235,859            225,775            275,301            228,325
Net securities gains (losses)                    7,782              1,254           (121,024)           (44,202)               (85)
- ------------------------------------------------------------------------------------------------------------------------------------
    Total                                     $265,034           $237,113           $104,751           $231,099           $228,240
====================================================================================================================================


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
PNC BANK CORP. AND SUBSIDIARIES                                         Page 10
Details of Noninterest Expense

NONINTEREST EXPENSE
                                                     Three months ended                                  Six months ended
                                                          June 30                                             June 30
                                              --------------------------------                  ---------------------------------
In thousands                                      1995                    1994                      1995                     1994
- ------------------------------------------------------------------------------------------------------------------------------------
Compensation                                  $167,100                $164,610                  $330,207                 $329,402
Employee benefits                               37,490                  39,362                    76,241                   81,469
- ------------------------------------------------------------------------------------------------------------------------------------
  Total staff expense                          204,590                 203,972                   406,448                  410,871
Net occupancy                                   35,008                  34,142                    69,712                   66,562
Equipment                                       32,901                  32,718                    67,047                   65,580
Amortization of intangible assets               22,040                  18,270                    43,186                   37,830
Federal deposit insurance                       18,273                  18,163                    36,649                   36,339
Taxes other than income                         12,348                  10,782                    24,405                   21,878
Other                                          101,243                 100,248                   216,335                  206,081
- ------------------------------------------------------------------------------------------------------------------------------------
  Total                                       $426,403                $418,295                  $863,782                 $845,141
====================================================================================================================================



Three months ended                             June 30           March 31        December 31       September 30            June 30
In thousands                                      1995               1995               1994               1994               1994
- ------------------------------------------------------------------------------------------------------------------------------------
Compensation                                  $167,100           $163,107           $188,507           $168,433           $164,610
Employee benefits                               37,490             38,751             28,166             39,695             39,362
- ------------------------------------------------------------------------------------------------------------------------------------
    Total staff expense                        204,590            201,858            216,673            208,128            203,972
Net occupancy                                   35,008             34,704             46,606             34,545             34,142
Equipment                                       32,901             34,146             33,809             33,335             32,718
Amortization of intangible assets               22,040             21,146             22,759             21,648             18,270
Federal deposit insurance                       18,273             18,376             19,157             18,406             18,163
Taxes other than income                         12,348             12,057             10,816             11,533             10,782
Other                                          101,243            115,092            138,861            108,318            100,248
- ------------------------------------------------------------------------------------------------------------------------------------
    Total                                     $426,403           $437,379           $488,681           $435,913           $418,295
====================================================================================================================================


                                    - more -

PNC BANK CORP. AND SUBSIDIARIES                                        Page 11
Condensed Consolidated Balance Sheet



                                                                       June 30                 December 31                June 30
In millions, except share data                                            1995                        1994                   1994
- -----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                 $2,612                      $2,592                 $1,989
Short-term investments                                                     502                         809                    672
Loans held for sale                                                        773                         487                    804
Securities available for sale                                            2,447                       3,457                  7,236
Investment securities, fair value of $16,434 and $16,233
 and $15,233                                                            16,658                      17,464                 15,971
Loans, net of unearned income of $226, $240 and $218                    36,690                      35,407                 34,860
  Allowance for credit losses                                             (961)                     (1,002)                (1,036)
- -----------------------------------------------------------------------------------------------------------------------------------
  Net loans                                                             35,729                      34,405                 33,824
Other                                                                    4,042                       4,931                  3,471
- -----------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                         $62,763                     $64,145                $63,967
===================================================================================================================================

LIABILITIES
Deposits
 Noninterest-bearing                                                   $ 6,660                      $6,992                 $6,257
 Interest-bearing                                                       28,630                      28,019                 26,692
- -----------------------------------------------------------------------------------------------------------------------------------
  Total deposits                                                        35,290                      35,011                 32,949
Borrowed funds                                                          12,386                      11,608                 13,402
Notes and debentures                                                     8,995                      11,754                 11,437
Other                                                                    1,656                       1,378                  1,830
- -----------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                     58,327                      59,751                 59,618
- -----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Realized shareholders' equity                                            4,477                       4,513                  4,503
Net unrealized securities losses                                           (41)                       (119)                  (154)
- -----------------------------------------------------------------------------------------------------------------------------------
  Total shareholders' equity                                             4,436                       4,394                  4,349
- -----------------------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareholders' equity                           $62,763                     $64,145                $63,967
===================================================================================================================================

COMMON SHAREHOLDERS' EQUITY                                             $4,418                      $4,375                 $4,329

COMMON SHARES OUTSTANDING                                          227,915,764                 233,248,508            235,660,470
===================================================================================================================================

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
PNC BANK CORP. AND SUBSIDIARIES                                        Page 12
Condensed Consolidated Average Balance Sheet

                                                      Three months ended                               Six months ended
                                                           June 30                                         June 30
                                              ------------------------------------            -----------------------------------
In millions                                       1995                    1994                    1995                   1994
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
 Short-term investments                           $620                    $855                    $695                   $860
 Securities available for sale                   2,967                   7,804                   3,295                  8,991
 Investment securities                          16,891                  14,055                  17,083                 12,559
 Loans, net of unearned income
  Commercial                                    12,479                  12,075                  12,305                 11,714
  Real estate project                            1,665                   1,736                   1,642                  1,729
  Real estate mortgage                          11,383                   8,981                  11,134                  9,018
  Consumer                                       9,005                   8,617                   9,014                  8,534
  Other                                          1,659                   1,122                   1,660                  1,283
- ------------------------------------------------------------------------------------------------------------------------------------
 Total loans, net of unearned income            36,191                  32,531                  35,755                 32,278
 Other interest-earning assets                     551                     817                     505                    937
- ------------------------------------------------------------------------------------------------------------------------------------
  Total interest-earning assets                 57,220                  56,062                  57,333                 55,625
Other                                            4,698                   3,563                   4,473                  3,672
- ------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                 $61,918                 $59,625                 $61,806                $59,297
====================================================================================================================================

LIABILITIES
Interest-bearing liabilities
 Deposits                                      $27,425                 $26,128                 $27,183                $25,923
 Borrowed funds                                 13,281                  10,967                  13,302                 11,253
 Notes and debentures                            9,213                  11,030                   9,475                 10,589
- ------------------------------------------------------------------------------------------------------------------------------------
  Total interest-bearing liabilities            49,919                  48,125                  49,960                 47,765
Noninterest-bearing deposits                     6,362                   6,124                   6,239                  6,073
Other                                            1,268                   1,108                   1,244                  1,160
- ------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                             57,549                  55,357                  57,443                 54,998
- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY                             4,369                   4,268                   4,363                  4,299
- ----------------------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareholders' equity   $61,918                 $59,625                 $61,806                $59,297
====================================================================================================================================
COMMON SHAREHOLDERS' EQUITY                     $4,351                  $4,248                  $4,344                 $4,279
====================================================================================================================================

Three months ended                                    June 30         March 31       December 31     September 30         June 30
In millions                                              1995             1995              1994             1994            1994
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
  Securities available for sale                        $2,967           $3,626            $5,172           $5,488          $7,804
  Investment securities                                16,891           17,277            17,751           16,934          14,055
  Loans, net of unearned income                        36,191           35,315            34,955           34,494          32,531
  Other interest-earning assets                         1,171            1,230             1,295            1,359           1,672
- ------------------------------------------------------------------------------------------------------------------------------------
    Total interest-earning assets                      57,220           57,448            59,173           58,275          56,062
Other                                                   4,698            4,245             3,779            3,713           3,563
- ------------------------------------------------------------------------------------------------------------------------------------
    Total assets                                      $61,918          $61,693           $62,952          $61,988         $59,625
====================================================================================================================================
LIABILITIES
Interest-bearing liabilities
  Deposits                                            $27,425          $26,937           $26,943          $27,657         $26,128
  Borrowed funds                                       13,281           13,328            11,642           11,346          10,967
  Notes and debentures                                  9,213            9,736            12,593           11,358          11,030
- ------------------------------------------------------------------------------------------------------------------------------------
    Total interest-bearing liabilities                 49,919           50,001            51,178           50,361          48,125
Noninterest-bearing deposits                            6,362            6,115             6,466            6,325           6,124
Other                                                   1,268            1,220               922              942           1,108
- ------------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                  57,549           57,336            58,566           57,628          55,357
- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY                                    4,369            4,357             4,386            4,360           4,268
- ------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareholders' equity          $61,918          $61,693           $62,952          $61,988         $59,625
====================================================================================================================================

                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                         Page 13
Asset Quality Data


ALLOWANCE FOR CREDIT LOSSES
                                                      Three months ended                              Six months ended
                                                           June 30                                         June 30
                                                  ----------------------------                   ----------------------------
In millions                                       1995                    1994                    1995                   1994
- ----------------------------------------------------------------------------------------------------------------------------------
Beginning balance                                 $981                    $980                  $1,002                   $972
Charge-offs                                        (34)                    (44)                    (74)                   (81)
Recoveries                                          14                      15                      32                     30
- ----------------------------------------------------------------------------------------------------------------------------------
 Net charge-offs                                   (20)                    (29)                    (42)                   (51)
Provision for credit losses                                                 25                                             50
Acquisitions                                                                60                       1                     65
- ----------------------------------------------------------------------------------------------------------------------------------
 Ending balance                                   $961                  $1,036                    $961                 $1,036
==================================================================================================================================



NONPERFORMING ASSETS
                                                     June 30               March 31            December 31                June 30
In millions                                             1995                   1995                   1994                   1994
- ----------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans
 Commercial                                             $110                   $129                   $143                   $189
 Real estate project                                      95                     71                     70                     73
 Real estate mortgage                                     96                     94                     97                    122
- ----------------------------------------------------------------------------------------------------------------------------------
  Total nonaccrual loans                                 301                    294                    310                    384
Restructured loans                                         7                      8                      9                      4
- ----------------------------------------------------------------------------------------------------------------------------------
  Total nonperforming loans                              308                    302                    319                    388
Foreclosed assets
 Real estate project                                      88                     89                     77                     94
 Real estate mortgage                                     29                     32                     26                     34
 Other                                                    21                     24                     24                     28
- ----------------------------------------------------------------------------------------------------------------------------------
  Total foreclosed assets                                138                    145                    127                    156
- ----------------------------------------------------------------------------------------------------------------------------------
  Total                                                 $446                   $447                   $446                   $544
==================================================================================================================================

                                      ###